Liquidity and capital resources	12 Months Ended
Mar. 31, 2018
Liquidity and capital resources
Liquidity and capital resources

 21. Liquidity and capital resources

This section includes an analysis of net debt, which is used to manage capital, and committed borrowing facilities.

Net debt

Net debt represented 49% of our market capitalisation at 31 March 2018 compared to 44% at 31 March 2017. Average net debt at month end accounting dates over the 12-month period ended 31 March 2018 was €31.9 billion and ranged between net debt of €30.0 billion and €32.9 billion. Our consolidated net debt position at 31 March was as follows:

	2018	2017
	€m	€m
Cash and cash equivalents	4,674	8,835
Short-term borrowings
Bonds	(3,477)	(2,904)
Commercial paper[1]	(2,712)	(3,648)
Put options over non-controlling interests[2]	(1,838)	(1,837)
Bank loans	(1,159)	(867)
Other short-term borrowings[3]	(1,165)	(2,795)
	(10,351)	(12,051)
Long-term borrowings
Bonds, loans and other long-term borrowings	(32,908)	(34,523)
	(32,908)	(34,523)
Other financial instruments
Derivative financial instruments included in trade and other receivables (note 14)	2,629	4,282
Derivative financial instruments included in trade and other payables (note 15)	(2,383)	(2,077)
Short-term investments (note 13)[4]	6,152	3,981
Cash collateral	718	384
	7,116	6,570
Net debt	(31,469)	(31,169)

Notes:

1

At 31 March 2018 US$570 million (2017: US$1,484 million) was drawn under the US commercial paper programme and €2,249 million  (2017:€2,262 million) were drawn under the euro commercial paper programme.

2	Includes a €1.8 billion (2017: €1.8 billion) liability for payments due to holders of the equity shares in Kabel Deutschland AG under the terms of a domination and profit and loss transfer agreement.
3	At 31 March 2018 the amount includes €1,070 million (2017: €2,654 million) in relation to cash received under collateral support agreements.
4

At 31 March 2018 the amount primarily includes €3,087 million (31 March 2017: €2,039 million) in managed investment funds, €1,974 million (2017: €1,638 million) in government bonds of which UK gilts of €1,112 million (2017: €1,172 million) are used primarily as collateral in relation derivative financial instruments, and €976 million (31 March 2017: €182 million) short-term investments where the underlying assets are supply chain and handset receivables.

At 31 March 2018 we had €4,674 million of cash and cash equivalents which are held in accordance with the counterparty and settlement risk limits of the Board approved treasury policy. The main forms of liquid investment at 31 March 2018 were managed investment funds, money market funds, government bonds and bank deposits.

The cash received from collateral support agreements mainly reflects the value of our interest rate swap and cross-currency interest rate swap portfolios which are substantially net present value positive. See note 22 “Capital and financial risk management” for further details on these agreements.

Commercial paper programmes

We currently have US and euro commercial paper programmes of US$15 billion and €8 billion respectively which are available to be used to meet short-term liquidity requirements. At 31 March 2018 amounts external to the Group of €2,249 million were drawn under the euro commercial paper programme and US$570 million (€464 million) were drawn down under the US commercial paper programme, with such funds being provided by counterparties external to the Group.

The commercial paper facilities were supported by US$4.1 billion (€3.3 billion) and €3.8 billion of syndicated committed bank facilities (see “Committed facilities” below). No amounts had been drawn under either bank facility.

Bonds

We have a €30 billion euro medium-term note programme and a US shelf programme which are used to meet medium to long-term funding requirements. At 31 March 2018 the total amounts in issue under these programmes split by currency were US$9.9 billion, €18.4 billion, £3.6 billion, AUD 1.2 billion, HKD 2.1 billion, NOK 2.2 billion, CHF 0.7 billion, JPY 10 billion.

At 31 March 2018 the Group had bonds outstanding with a nominal value of €32.3 billion. During the year ended 31 March 2018 bonds with a nominal value equivalent of €4.2 billion were issued under the euro medium-term note programme.

On 25 February 2016 the Group issued £2.9 billion (€3.5 billion) of subordinated mandatory convertible bonds (‘MCB’) issued in two tranches, with the first £1.4 billion (€1.7 billion) maturing during the year on 25 August 2017 and a further £1.4 billion (€1.7 billion) maturing on 25 February 2019 with coupons of 1.5% and 2.0% respectively. These were recognised as compound instruments with nominal values of £2.8 billion (€3.5 billion) recognised as a component of shareholders’ funds in equity and the fair value of future coupons of £0.1 billion (€0.1 billion) recognised as a financial liability in borrowings.

The first tranche of the MCB converted to 729.1 million shares on 25 August 2017, reissued from treasury shares, at a conversion price of £1.9751. This reflected the conversion price at issue (£2.1730) adjusted for the pound sterling equivalent of aggregate dividends paid in August 2016, February 2017, and August 2017. At March 2018 conversion price of €1.9387, additionally reflecting dividends paid in February 2018, the remaining tranche would convert to  743 million Vodafone Group Plc shares representing approximately 3% of Vodafone’s share capital.

The Group has hedged its exposure under the MCB to any future movements in its share price by an option strategy designed to hedge the economic impact of share price movements during the term of the bonds. Should the Group decide to buy back ordinary shares to mitigate the dilution resulting from the conversion of the remaining tranche, the hedging strategy will provide a hedge for the repurchase price.

Own shares

The Group held a maximum of 2,192,064,339 of its own shares during the year which represented 8.0% of issued share capital at that time.

Committed facilities

In aggregate we have committed facilities of approximately €9,568 million, of which €7,168 million was undrawn and €2,400 million was drawn at 31 March 2018. The following table summarises the committed bank facilities available to us at 31 March 2018.

Facility	Amount €m	Drawn	Maturity[1]
Syndicated revolving credit facilities
EUR facility	3,840	—	11 January 2023[2]
USD facility	3,328	—	27 February 2022[2]
Loan facilities, capped at 50% of operating company capital expenditure in:
Canada	651	651	02 June 2018
UK and Ireland	568	568	12 December 2021
Germany (VDSL spend)	350	350	16 March 2023
Italy	400	400	05 June 2020
Turkey and Romania	300	300	18 September 2019
Turkey	100	100	04 December 2020
Other	31	31	19 September 2018
	9,568	2,400

Notes:

1Lenders have the right, but not the obligation, to cancel their commitments and have outstanding advances repaid no sooner than 30 days after notification of a change of control. This is in addition to the rights of lenders to cancel their commitment if we commit an event of default; however, it should be noted that a material adverse change clause does not apply.

2€0.1 billion/US$0.1 billion of the facility expires one year ahead of maturity.

Furthermore, certain of our subsidiaries are funded by external facilities which are non-recourse to any member of the Group other than the borrower. These facilities may only be used to fund their operations. At 31 March 2018 Vodafone Egypt had undrawn revolving credit facilities of EGP3 billion (€138 million). Vodacom had fully drawn facilities of US$75 million (€61 million) and facilities of ZAR0.48 billion (€33 million) of which ZAR0.46 billion (€32 million) was drawn. Vodafone Ghana had fully drawn facilities of US$143 million (€116 million) and GHS60 million (€11 million).

Dividends from associates and to non-controlling shareholders

Dividends from our associates are generally paid at the discretion of the Board of Directors or shareholders of the individual operating and holding companies, and we have no rights to receive dividends except where specified within certain of the Group’s shareholders’ agreements. Similarly, other than ongoing dividend obligations to the KDG minority shareholders, should they continue to hold their minority stake, we do not have existing obligations under shareholders’ agreements to pay dividends to non-controlling interest partners of our subsidiaries or joint ventures.

The amount of dividends received and paid in the year are disclosed in the consolidated statement of cash flows.

Potential cash outflows from option agreements and similar arrangements

Under the terms of the sale and purchase agreement governing the disposal of the US Group, including the 45% interest in Verizon Wireless, the Group retains the responsibility for any tax liabilities of the US Group, excluding those relating to the Verizon Wireless partnership, for periods up to the completion of the transaction on 21 February 2014.

Put options issued as part of the hedging strategy for the mandatory convertible bonds permit the holders to exercise against the Group if there is a decrease in our share price. Under the terms of the options, settlement must be made in cash which will equate to the reduced value of shares from the initial conversion price, adjusted for dividends declared during the year, on 743 million shares.

Sale of trade receivables

During the year the Group sold certain trade receivables to a financial institution. Whilst there are no repurchase obligations in respect of these receivables, the Group provided a credit guarantee which would only become payable if default rates were significantly higher than historical rates. The credit guarantee is not considered substantive and substantially all risks and rewards associated with the receivables passed to the purchaser at the date of sale, therefore the receivables were derecognised. The maximum payable under the guarantees at 31 March 2018 was €506 million. No provision has been made in respect of these guarantees as the likelihood of a cash outflow has been assessed as remote.

Supplier Financing arrangements

The Group offers certain suppliers the opportunity to use a supply chain financing scheme (‘SCF’) which allows them to be paid earlier than the invoice due date. The Group evaluates supplier arrangements against a number of indicators to assess if the payable continues to hold the characteristics of a trade payable or should be classified as borrowings; these indicators include whether the payment terms exceed customary payment terms in the industry or 180 days. At 31 March 2018 none of the payables subject to supplier financing arrangements met the criteria to be reclassified as borrowings.